EXCHANGE TRADED CONCEPTS TRUST

YieldShares High Income ETF

(NYSE Arca, Inc.: YYY)

Supplement dated April 8, 2019 to the

Summary Prospectus, Statutory Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information for the YieldShares High Income ETF (the “Fund”) and should be read in conjunction with those documents.

The Board of Trustees of Exchange Traded Concepts Trust has approved the proposed reorganization of the Fund into the Amplify High Income ETF (the “Acquiring Fund”), a newly created series of Amplify ETF Trust. The proposed reorganization is subject to certain conditions including approval by shareholders of the Fund.

The Acquiring Fund will have the same investment objective and principal investment strategies as the Fund. Amplify Investments LLC (“Amplify”), a sub-adviser to the Fund, will replace Exchange Traded Concepts, LLC as investment adviser. Penserra Capital Management LLC will replace Vident Investment Advisory, LLC as sub-adviser. The management fee and total annual fund operating expenses of the Acquiring Fund are expected to be the same as the Fund.

The proposed reorganization would occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the reorganization. The proposed reorganization is expected to be a tax-free transaction for federal income tax purposes.

Shareholders of record of the Fund will receive proxy materials soliciting their vote with respect to the proposed reorganization. If approved by shareholders, the reorganization is expected to occur by the end of the second quarter of 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

YYY-SU-001-0100